UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:   August 19, 2024

(Date of earliest event reported)

The Kroger Co.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 par value per share	KR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The Kroger Co. (the “Company”) is filing this Current Report on 8-K in order to include as Exhibit 23.1 hereto a Consent of Independent Registered Public Accounting Firm, dated August 19, 2024, pursuant to which Deloitte & Touche LLP consents to the use of their reports dated April 22, 2024, relating to the consolidated financial statements of Albertsons Companies, Inc. and subsidiaries (“Albertsons”) and the effectiveness of Albertsons internal control over financial reporting appearing in Albertsons Annual Report on Form 10-K for the 52 weeks ended February 24, 2024, incorporated by reference in the Company’s registration statement on Form S-3 (File No. 333-265130).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

August 19, 2024	By:	/s/ Christine S. Wheatley
Christine S. Wheatley
Senior Vice President, General Counsel and Secretary